UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2019

Blackstone / GSO Secured Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY		10154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Agreement and Declaration of Trust

On August 13, 2019, the Board of Trustees (the “Board”) of Blackstone / GSO Secured Lending Fund (the “Company”) adopted the Third Amended and Restated Agreement and Declaration of Trust (the “Third Amended and Restated Declaration of Trust”). The Third Amended and Restated Declaration of Trust (i) modifies the definition of “Initial Closing Period” to provide that the Company’s investment adviser, GSO Asset Management LLC (the “Adviser”), with the approval of the Board, may extend the twelve month period of the Initial Closing Period up to two times for additional periods of up to one year per extension, (ii) sets the time at which the Company will use commercially reasonable efforts to wind down if it has not consummated an Exchange Listing (as defined in the Third Amended and Restated Declaration of Trust) to be the earlier of (a) the five year anniversary of the end of the Initial Drawdown Period (as defined in the Third Amended and Restated Declaration of Trust), as may be extended for up to one additional one-year period pursuant to the Adviser’s recommendation and approval of the Board and (b) the ten year anniversary of the date of initial closing (previously such wind down time was determined only by part (a)), and (iii) makes other immaterial changes.

The foregoing description is only a summary of the material provisions of the Third Amended and Restated Declaration of Trust and is qualified in its entirety by reference to a copy of the Third Amended and Restated Declaration of Trust, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 3.1	Third Amended and Restated Agreement and Declaration of Trust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE / GSO SECURED LENDING FUND

Date: August 19, 2019	By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Chief Compliance Officer, Chief Legal Officer and Secretary